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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  March 3, 2011

                            DYNATRONICS CORPORATION
             (Exact name of registrant as specified in its charter)


             Utah                       0-12697                87-0398434
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 (State or Other Jurisdiction      Commission File             (IRS Employer
        of Incorporation)               Number            Identification Number)



                7030 Park Centre Dr., Salt Lake City, Utah 84121
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (801) 568-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      (e) Contract with Named Executive Officer. On March 3, 2011, with an effective date of March 1, 2011, Dynatronics Corporation ("Registrant") entered into an employment contract with Larry Beardall, Executive Vice President of Business Development, Sales & Marketing ("Beardall"). The agreement was approved by the Compensation Committee of the Registrant's Board of Directors. The principal terms and conditions of the contract are as follows:

      o The term of the agreement is five years and it is automatically renewed for successive one-year periods unless terminated by either party with written notice given 30 to 90 days prior to the expiration of the current term;

      o Beardall is paid a base salary of $160,000 per annum, subject to adjustment by the Compensation Committee of the Registrant;

      o The compensation includes a grant of 200,000 shares of restricted stock pursuant to a written Restricted Stock Award under the Registrant's 2005 Equity Incentive Award Plan, such shares vesting annually over a ten-year period at the rate of 20,000 shares per year;

      o Beardall is entitled to participate in the Registrant's benefits plans, receives the use of a company-owned automobile, and other fringe benefits;

      o     Beardall participates in a bonus plan developed for him, as follows:

            o Fiscal Year 2011 and Fiscal Year 2012 Bonuses shall be an amount equal to:

                  o One and one-half of one percent (0.015 times) the gross profit margin of the Registrant in excess of $3,200,000 quarterly; and

                  o A percentage of quarterly pre-tax profit of the Registrant as follows:

                        o four percent (0.04 times) pre-tax profits in excess of $75,000 up to $150,000; and

                        o five percent (0.05 times) pre-tax profits in excess of $150,000 up to $400,000; and

                        o six percent (0.06 times) pre-tax profits in excess of $400,000

      o In the event of a change of control, under certain conditions, Beardall will be paid a separation and transition payment as follows:

            o all accrued but unpaid wages through the termination date, based on Beardall's then current base salary;

            o a separation payment equal to twelve (12) months of Beardall's then current base salary;

            o all accrued but unpaid vacation through the termination date, based on Beardall's then current base salary;

            o all approved, but unreimbursed, business expenses, provided that a request for reimbursement of business expenses is submitted in accordance with the Registrant's policies and submitted within five (5) business days of Beardall's termination date; and

            o     all earned and accrued but unpaid bonuses.

      o In the event of a sale of the Registrant or similar liquidity event, Beardall is paid a bonus of $400,000;


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      o     In the event of a change of control (as defined in the agreement), under certain circumstances, Mr. Beardall may receive additional benefits as follows:

            o All of Beardall's outstanding unvested equity-based awards (including, but not limited to, the Restricted Stock Award) granted pursuant to the incentive plans of the Regisrant, shall vest and become immediately exercisable and unrestricted, without any action by the Registrant's board or any committee thereof, and

            o He will be paid a one-time lump sum bonus in the amount of $400,000 in connection with the closing of the change of control transaction.

The description of the agreement and its terms is qualified in its entirety by the form of agreement furnished herewith as an exhibit to this Current Report on Form 8-K.


Item 9.01    Financial Statements and Exhibits

(d) Exhibits.


Exhibit No.    Description
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10.1           Executive Employment Agreement

10.2           Restricted Stock Award




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DYNATRONICS CORPORATION




                                        By:  /s/ Kelvyn H. Cullimore, Jr.
                                             ----------------------------
                                             Kelvyn H. Cullimore, Jr.
                                             Chairman and President





Date: March 4, 2011




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